Acquisition of subsidiaries	12 Months Ended
Dec. 31, 2016
Acquisition of subsidiaries [Abstract]
Acquisition of subsidiaries
9.	Acquisition of subsidiaries

Acquisition of Shaanxi Zhongmao Economy Development Co., Ltd.

On February 23, 2016, the Group acquired an additional 14.98% equity interest of Shaanxi Zhongmao Economy Development Co., Ltd. (“Shaanxi Zhongmao”) for a consideration of US$516,086 and the articles of association of Shaanxi Zhongmao were amended to require simple majority of voting interests for approval of significant financial and operating decisions. Upon completion of this acquisition, the Group obtained control over Shaanxi Zhongmao through its 65.98% voting interests of Shaanxi Zhongmao.

The purchase was accounted for under the acquisition method of accounting. Accordingly, the impact related to this transaction is included in the Group’s financial statements only since the effective date of acquisition. The purchased assets and assumed liabilities were recorded at their respective acquisition date fair values. A gain is recorded equal to the amount by which the fair value of net identifiable assets exceeded the consideration paid. As such, the Group recognized a bargain purchase gain of US$2,004,507 in relation to acquisition. The seller was willing to accept a lower price due to cash need in a very short timeframe at the time of negotiation, the terms negotiated included a purchase price is lower than Shaanxi Zhongmao’s equity value as a result.

This gain is shown as a component of other income on the Group’s consolidated statement of comprehensive income.

The results of Shaanxi Zhongmao have been included in the Group’s consolidated financial statements since February 23, 2016.

An analysis of the cash flows in respect of the acquisition of Shaanxi Zhongmao is as follows:

US$

Cash consideration paid	-
Cash and cash equivalents acquired	15,055,431

Net inflow of cash and cash equivalents	15,055,431

The purchase price allocation for the acquisition is primarily based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on February 23, 2016.

US$

Purchase consideration	516,086
Fair value of non-controlling interest	5,724,339
Fair value of previously held equity interests (i)	8,581,461
Bargain purchase gain recognized in other income	2,004,507

16,826,393

Fair value of net identifiable assets acquired:
Cash and cash equivalents	15,055,431
Restricted cash	16,560,251
Real estate properties under development	180,647,050
Property and equipment, net	329,582
Current assets	54,780,760
Current liabilities	(250,546,681)

Net assets acquired	16,826,393

(i) A measurement gain of US$2,100,563 was recognized and recorded in other income in relation to the revaluation of the Group’s previously held equity interest of Shaanxi Zhongmao in the consolidated statement of comprehensive income for the year ended December 31, 2016. As Shaanxi Zhongmao is a private company, the fair value of the Group’s previously held equity interest is estimated based on asset-based approach using significant unobservable inputs that market participants would consider, which mainly include estimated revenue and estimated cost for the construction project.

This acquisition was consistent with the Group’s strategy to develop residential real estate markets in high growth tier two cities in China.

The actual results of operation after the acquisition date and pro forma results of operations for the acquisition have not been presented because the effects were not material.